Notes Payable	12 Months Ended
Dec. 31, 2010
Notes Payable [Abstract]
Notes Payable

Note 6 – Notes Payable

The following table summarizes the Company's notes payable balance as of December 31, 2010 and 2009:

Lender	Due Date	Interest Rate	2010	2009
Wachovia Bank – term note	March 2011	LIBOR + 7%	$—	$3,465,806
Wachovia Bank – credit note	March 2011	LIBOR + 7%	1,850,000	4,645,000

Totals			1,850,000	8,110,806
Less: Term and credit notes payable – current portion			1,850,000	(2,324,000)

Term and credit notes payable – long-term portion			$—	$5,786,806

Principal Payments Due

Principal payments due are as follows as of December 31, 2010:

2011	$1,850,000
2012	—

Total	$1,850,000

Wachovia Credit and Term Notes Payable

On December 24, 2009, the Company entered into the Second Amended and Restated Loan Agreements with Wachovia Bank, N.A.("Wachovia") pursuant to which the Company restructured its obligations with Wachovia to reallocate the amounts owed to the bank between the term note and the credit note and to extend the due date of the remaining portion of the obligations. Under the terms of the Second Amended and Restated Loan Agreements ("Amended Loan Agreement"), which have superseded all prior loan agreements with Wachovia, the Company issued Wachovia the Second Amended and Restated Revolving Credit Promissory Note in the principal amount of $5.3 million (the "Credit Note") and the Second Amended and Restated Term Promissory Note in the principal amount of approximately $4.1 million (the "Term Note"). Both the Credit Note and Term Note bear interest at the rate of LIBOR plus 7%, with a floor of 7%, (7.26% and 7.23% at December 31, 2010 and December 31, 2009, respectively) and are due on March 31, 2011. Prior to the restructure, the Company owed Wachovia approximately $6.4 million under the previous credit note, with a maximum borrowing of $8,000,000. As described below, the maximum borrowing was reduced by $2.7 million and reallocated to the balance of the Term Note. The Company is permitted to have aggregate principal advances outstanding under this Credit Note of the lesser of (i) $5.3 million or (ii) 80% of eligible accounts receivable less reserves plus an "over-advance" of $2.1 million through May 31, 2010, after which the "over advance" is reduced to $700,000 at January 1, 2011, and remains at that level through maturity of the Credit Note. Prior to the restructure, the Company owed Wachovia approximately $1.4 million under the previous term note. As part of the restructure, this amount was increased by $2.7 million. The Company's obligations under the loan agreement and the notes continue to be secured by a first priority lien, in favor of Wachovia, on all of the Company assets, including the stock of each of the operating subsidiaries, and are subject to certain financial covenants.

The Company further agreed to reduce the amounts owed Wachovia by approximately $100,000 at closing, $400,000 on or before December 31, 2009 and $500,000 split between March 31, 2010 and July 31, 2010. In addition, 25% of all net proceeds from equity sales made by the Company after July 31, 2010 and 100% of the net proceeds from the sale of any collateral or subsidiary will be used to further reduce its obligations to Wachovia. Under the terms of the loan agreement, the Company used funds from the exercise of warrants as previously disclosed and from the sale of its stock for these reductions, The amounts due under the notes can be accelerated if an event of default occurs as described in the notes, and the Company's outstanding letter of credit of $475,000 must be terminated or replaced by the maturity date of the notes. The availability under the Credit Note is reduced by the outstanding balance of any letters of credit.

Per the Amended Loan Agreement, the Company is required to calculate its borrowing base monthly based on eligible accounts receivable. The Company's outstanding balance on the Credit Note as of December 31, 2010 and 2009 was approximately $1.9 million and $4.6 million, respectively. In addition, the Company has $475,000 under a letter of credit with its landlord as of December 31, 2010 and 2009. The Credit Note availability is calculated as principal less the outstanding balance less the outstanding letters of credit. As of December 31, 2010 and 2009, the Company's availability under its Credit Note was approximately $2,575,000 and $180,000, respectively. As of December 31, 2010 and 2009, the Company's outstanding balance on the Term Loan was $0 and approximately $3.5 million, respectively.

On March 29, 2010, the Company entered into a First Amendment to the Amended Loan Agreement and the Credit Note with Wachovia Bank, which modified certain terms including i) accelerating a scheduled principal payment of $250,000 due on July 31, 2010 to March 29, 2010, ii) reducing the $5.3 million Credit Note to $5.0 million over the term of the agreement, iii) reducing the over-advance provided in the Credit Note from $2.1 million to $700,000 over the term of the agreement ($1.3 million at December 31, 2010) and iv) changing to the covenants as reflected below.

On September 29, 2010, the Company entered into a Second Amendment to the Amended Loan Agreement with Wachovia to add back any loss or closing expenses or deduct any gain, related to the sale of various discontinued operations, in the calculation of the financial covenants as defined below.

In December 2010, the Company and Wachovia agreed to reduce the over-advance to $0 and stop any additional monthly payments to Wachovia in reduction of the over-advance through the remainder of the term of the Agreement.

Interest Rates; Repayment Terms. Interest on the unpaid principal balance of the Credit Note and Term Note accrues at LIBOR Market Index Rate plus 7% provided further that the interest rate shall in no event be less than 7%. The Credit Note matures on March 31, 2011. Amounts due under the Term Note are payable in monthly payments of $152,000 with any remaining principal due on March 31, 2011. The principal amount of the Term Note was reduced by the net cash proceeds to the Company upon the sale of MSA and RESO and the final amount due under the Term Note was repaid on December 29, 2010.

Covenants. As detailed further in the First Amendment to the Amended Agreement, so long as there remain any amounts outstanding under the Credit Note, the Company is required to maintain: (1) a "Funded Debt to EBITDA Ratio" (i) as of December 31, 2009 of not more than 4.25 to 1.00; (ii) as of March 31, 2010 of not more than 3.5 to 1.00; (iii) as of June 30, 2010 of not more than 4.0 to 1.00; (iv) as of September 30, 2010 of not more than 2.25 to 1.00; and (v) as of December 31, 2010 of not more than 1.75 to 1.00. This covenant is calculated quarterly, on a rolling four quarter basis; and (2) a "Fixed Charge Coverage Ratio" (i) as of December 31, 2009 of not less than 0.50 to 1.00; (ii) as of March 31, 2010 of not less than 0.40 to 1.00; (iii) as of June 30, 2010 of not less than 0.45 to 1.00; (iv) as of September 30, 2010 of not less than 1.00 to 1.00; and (v) as of December 31, 2010 of not less than 1.50 to 1.00. This covenant is calculated quarterly, on a rolling four quarter basis. In addition, the Company may not, without the approval of Wachovia: (a) make capital expenditures (excluding acquired names and capitalized software) during any calendar year exceeding $500,000; (b) incur any additional indebtedness; or (c) declare or pay dividends. The Amended Loan Agreement further prohibits the Company from acquiring or investing in, directly or indirectly, or purchasing, redeeming, retiring or otherwise acquiring, directly or indirectly, any stock, securities, or evidence of indebtedness. The Company was in compliance with all covenants at December 31, 2010 and December 31, 2009.

See Note 18 for the refinancing of the Wachovia Agreement with Bridge Bank, National Association ("Bridge Bank").